UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2019

WESTERN ASSET

HIGH YIELD FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Yield Fund for the twelve-month reporting period ended May 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 28, 2019

II	Western Asset High Yield Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize total return, consistent with prudent investment management. Under normal market conditions, the Fund will invest at least 80% of its net assets in U.S. dollar denominated debt or fixed-income securities that are rated below investment grade at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or securities we determined to be of comparable quality. The Fund considers securities that are rated below the Baa or BBB categories to be rated below investment grade. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities”.

In deciding among the securities in which the Fund may invest, we take into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security as well as other factors, including the Fund’s effective durationi and prevailing and anticipated market conditions. The Fund is permitted to invest up to 20% of its total assets in non-U.S. dollar denominated non-U.S. securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bond and interest rate futures, futures, swaps, foreign currency futures, forwards and options.

In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and/or futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

The Fund may use currency related transactions involving futures contracts, options on futures contracts, indexed securities and other derivative instruments (collectively, “Financial Instruments”). These Financial Instruments may be used without limit, for either hedging purposes, or to implement a currency investment strategy.

At Western Asset Management Company, LLC (“Western Asset”), we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted positive results over the twelve months ended May 31, 2019. Spread sectors (non-Treasuries) experienced periods of volatility

Western Asset High Yield Fund 2019 Annual Report	1

Fund overview (cont’d)

as they were impacted by a number of factors, including overall solid economic growth in the U.S., moderating growth overseas, monetary policy tightening and then a “dovish pivot” by the U.S. Federal Reserve Board (the “Fed”)ii, concerns over a global trade war and numerous geopolitical issues.

Both short- and long-term U.S. Treasury yields declined during the reporting period. The yield for the two-year Treasury note began the period at 2.40% and ended the period at 1.95% — the low for the reporting period. The high for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 2.83% and ended the period at 2.14% — the low for the reporting period. The peak for the period of 3.24% took place on November 8, 2018.

All told, the Bloomberg Barclays U.S. Aggregate Indexiii returned 6.40% for the twelve months ended May 31, 2019. Comparatively, riskier fixed-income securities, including high-yield bonds, also produced positive results. Over the fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexiv gained 5.50%. Elsewhere, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v returned 6.95% for the twelve months ended May 31, 2019.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the overall quality of the portfolio by reducing its allocation to lower rated CCC and B securities and increasing the Fund’s opportunistic exposure to investment-grade corporate bonds. This was done as high-yield spreads had meaningfully narrowed through October 2018 to a level in which we did not believe spread premiums adequately compensated for the risk. From a sector perspective, we increased the Fund’s allocations to the Communications1, Consumer Non-Cyclicals2 and Capital Goods3 sectors. In contrast, we reduced the Fund’s exposures to the Energy and Utilities sectors.

We employed U.S. Treasury futures to manage the Fund’s durationvi positioning. All told, these derivatives contributed to performance during the reporting period. Credit default swaps, which were used to manage the Fund’s corporate bond exposure, were insignificant for performance.

Currency forwards, which were utilized to hedge the Fund’s currency exposures, did not significantly impact performance. Finally, during the period equity options and swaps were used to manage the Fund’s reorganized equity positions and express our views on the market. They were beneficial for performance over the reporting period.

Performance review

For the twelve months ended May 31, 2019, Class I shares of Western Asset High Yield Fund returned 4.40%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap

[1]	Communications consists of the following industries: Media — Cable, Media — Non-Cable and Telecommunications.
[2]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.
[3]	Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.

2	Western Asset High Yield Fund 2019 Annual Report

Index, returned 5.50% for the same period. The Lipper High Yield Funds Category Averagevii returned 4.45% over the same time frame.

Performance Snapshot as of May 31, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset High Yield Fund:
Class A	4.61%	4.25%
Class A2	4.63%	4.16%
Class C	4.24%	3.33%
Class R	4.33%	3.64%
Class I	4.64%	4.40%
Class IS	4.63%	4.35%
Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index	5.19%	5.50%
Lipper High Yield Funds Category Average	4.68%	4.45%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2019 for Class A, Class A2, Class C, Class R, Class I and Class IS shares were 5.14%, 5.16%, 4.82%, 5.03%, 5.66% and 5.69%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class A2, Class C, Class R, Class I and Class IS shares would have been 4.91%, 5.11%, 4.68%, 4.81%, 5.60% and 5.64%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 28, 2018, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class R, Class I and Class IS shares were 1.01%, 0.99%, 1.76%, 1.49%, 0.75% and 0.69%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 1.05% for Class A shares, 1.25% for Class A2 shares, 1.80% for Class C shares, 1.30% for Class R shares and 0.65% for Class IS shares. In addition, the ratio of total annual

Western Asset High Yield Fund 2019 Annual Report	3

Fund overview (cont’d)

fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap for Class R and Class IS shares as a result of acquired fund fees and expenses and interest expense. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its ratings biases. In particular, an underweight to securities rated CCC and an opportunistic allocation to investment-grade corporate bonds were rewarded as higher quality corporate securities outperformed their lower rated counterparts.

In terms of security selection, overweights to DISH DBS Corp. (Dish Network Corp.), Bausch Health Cos. Inc. and HCA, Inc. were the largest contributors to performance during the reporting period. The Fund’s DISH DBS bonds moved higher as fundamental results showed signs of stabilization and the company continued to generate significant free cash flow and could benefit from future mergers and acquisitions (M&A) activity. Bausch Health is a multinational specialty pharmaceutical company. The company’s bonds continued to trade well on improved earnings and solid operational execution. The company also used free cash flow to pay down debt. HCA, Inc. remains on a positive earnings trajectory, especially relative to the rest of the hospital universe. Solid volume growth has been driven by the company’s commercial business, with more complex services and the benefit from recent acquisitions. Execution of operational initiatives and commitment to drive improvement to their credit ratings resulted in the first lien bonds being upgraded to investment-grade earlier this year, which benefited its entire capital structure.

Duration positioning also contributed to results, as the Fund maintained a longer duration than that of the benchmark and rates moved lower across the yield curveviii over the reporting period. From a sector perspective, a tactical allocation to the Consumer Non-Cyclicals sector and an overweight to the banking industry were additive for returns.

Q. What were the leading detractors from performance?

A. The largest detractors from the Fund’s relative performance during the reporting period were its reorganized equity positions in the Energy sector, namely KCAD Holdings, Blue Ridge Mountain Resources and Berry Petroleum. In all three cases, their share prices were dragged down by falling oil prices and idiosyncratic risks.

4	Western Asset High Yield Fund 2019 Annual Report

Sector allocation, overall, was also a headwind for returns. The most notable detractors were an underweight to the Communications sector and an overweight to the Consumer Cyclicals1 sector. Elsewhere, an opportunistic allocation to bank loans was not rewarded as they lagged the overall high-yield market during the reporting period.

Thank you for your investment in Western Asset High Yield Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

June 28, 2019

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.” The risks of high yield securities include greater price volatility, illiquidity and possibility of default.

Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 36 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2019 were: Communication Services (18.2%), Energy (15.2%), Consumer Discretionary (14.6%), Health Care (9.8%) and Materials (9.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[1]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

Western Asset High Yield Fund 2019 Annual Report	5

Fund overview (cont’d)

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar- denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 473 funds for the six-month period and among the 460 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charge, if any.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Western Asset High Yield Fund 2019 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2019 and May 31, 2018 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*

As of September 28, 2018, the Telecommunications Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

‡	Represents less than 0.1%.

Western Asset High Yield Fund 2019 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2018 and held for the six months ended May 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.61%	$1,000.00	$1,046.10	0.99%	$5.05	Class A	5.00%	$1,000.00	$1,020.00	0.99%	$4.99
Class A2	4.63	1,000.00	1,046.30	0.95	4.85	Class A2	5.00	1,000.00	1,020.19	0.95	4.78
Class C	4.24	1,000.00	1,042.40	1.71	8.71	Class C	5.00	1,000.00	1,016.40	1.71	8.60
Class R	4.33	1,000.00	1,043.30	1.30	6.62	Class R	5.00	1,000.00	1,018.45	1.30	6.54
Class I	4.64	1,000.00	1,046.40	0.69	3.52	Class I	5.00	1,000.00	1,021.49	0.69	3.48
Class IS	4.63	1,000.00	1,046.30	0.65	3.32	Class IS	5.00	1,000.00	1,021.69	0.65	3.28

8	Western Asset High Yield Fund 2019 Annual Report

[1]	For the six months ended May 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Western Asset High Yield Fund 2019 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/19	4.25%	4.16%	3.33%	3.64%	4.40%	4.35%
Five Years Ended 5/31/19	2.69	N/A	1.90	2.34	2.95	2.99
Ten Years Ended 5/31/19	N/A	N/A	N/A	N/A	8.86	8.90
Inception* through 5/31/19	4.94	2.88	4.02	4.48	—	—

With sales charges[2]	Class A	Class A2	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/19	-0.15%	-0.22%	2.34%	3.64%	4.40%	4.35%
Five Years Ended 5/31/19	1.79	N/A	1.90	2.34	2.95	2.99
Ten Years Ended 5/31/19	N/A	N/A	N/A	N/A	8.86	8.90
Inception* through 5/31/19	4.31	1.96	4.02	4.48	—	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 5/31/19)	40.77%
Class A2 (Inception date of 8/1/14 through 5/31/19)	14.70
Class C (Inception date of 4/30/12 through 5/31/19)	32.23
Class R (Inception date of 4/30/12 through 5/31/19)	36.45
Class I (5/31/09 through 5/31/19)	133.76
Class IS (5/31/09 through 5/31/19)	134.64

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, R, I and IS shares are April 30, 2012, August 1, 2014, April 30, 2012, April 30, 2012, September 28, 2001 and August 4, 2008, respectively.

10	Western Asset High Yield Fund 2019 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset High Yield Fund vs. Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index† — May 2009 - May 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset High Yield Fund on May 31, 2009, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2019. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index. The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class I shares indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset High Yield Fund 2019 Annual Report	11

Spread duration (unaudited)

Economic exposure — May 31, 2019

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

WA High Yield	— Western Asset High Yield Fund

12	Western Asset High Yield Fund 2019 Annual Report

Effective duration (unaudited)

Interest rate exposure — May 31, 2019

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

WA High Yield	— Western Asset High Yield Fund

Western Asset High Yield Fund 2019 Annual Report	13

Schedule of investments

May 31, 2019

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 85.9%
Communication Services — 17.3%
Diversified Telecommunication Services — 2.8%
CenturyLink Inc., Senior Notes	6.450%	6/15/21	330,000	$344,025
CenturyLink Inc., Senior Notes	5.625%	4/1/25	260,000	252,200
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,070,000	1,102,100	(a)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	850,000	765,000
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	850,000	888,250	(a)
Level 3 Financing Inc., Senior Notes	5.250%	3/15/26	770,000	769,769
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,430,000	1,419,204	(a)
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	560,000	568,400	(a)
Windstream Services LLC/Windstream Finance Corp., Secured Notes	10.500%	6/30/24	740,000	521,700	*(a)(b)
Total Diversified Telecommunication Services				6,630,648
Entertainment — 0.8%
Netflix Inc., Senior Notes	5.875%	2/15/25	257,000	273,306
Netflix Inc., Senior Notes	6.375%	5/15/29	980,000	1,068,308	(a)
Netflix Inc., Senior Notes	5.375%	11/15/29	610,000	620,675	(a)
Total Entertainment				1,962,289
Interactive Media & Services — 0.3%
Match Group Inc., Senior Notes	6.375%	6/1/24	350,000	367,938
Match Group Inc., Senior Notes	5.000%	12/15/27	390,000	392,925	(a)
Total Interactive Media & Services				760,863
Media — 8.8%
Altice France SA, Senior Secured Notes	7.375%	5/1/26	3,970,000	3,888,119	(a)
Altice Luxembourg SA, Senior Notes	7.750%	5/15/22	1,350,000	1,377,000	(a)
Altice Luxembourg SA, Senior Notes	10.500%	5/15/27	480,000	480,840	(a)
AMC Entertainment Holdings Inc., Senior Notes	6.125%	5/15/27	440,000	388,894
American Media LLC, Secured Notes	10.500%	12/31/26	1,020,000	1,063,350	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/23	1,140,000	1,151,058	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	2/15/26	190,000	197,481	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	1,320,000	1,324,125	(a)

See Notes to Financial Statements.

14	Western Asset High Yield Fund 2019 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	430,000	$485,395
DISH DBS Corp., Senior Notes	5.875%	11/15/24	2,880,000	2,600,064
DISH DBS Corp., Senior Notes	7.750%	7/1/26	2,080,000	1,913,600
Entercom Media Corp., Secured Notes	6.500%	5/1/27	570,000	579,975	(a)
EW Scripps Co., Senior Notes	5.125%	5/15/25	430,000	405,275	(a)
Meredith Corp., Senior Notes	6.875%	2/1/26	630,000	651,987
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	440,000	518,574
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	610,000	561,670	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	1,570,000	1,555,399	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	670,000	675,126	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	5/15/29	1,530,000	1,524,262	(a)
Total Media				21,342,194
Wireless Telecommunication Services — 4.6%
CSC Holdings LLC, Secured Notes	5.375%	7/15/23	200,000	203,500	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	504,000	573,325	(a)
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	1,940,000	2,054,605	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,845,000	3,271,750
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	715,000	815,922
Sprint Corp., Senior Notes	7.250%	9/15/21	130,000	136,988
Sprint Corp., Senior Notes	7.875%	9/15/23	1,890,000	2,031,750
Sprint Corp., Senior Notes	7.625%	2/15/25	420,000	445,200
T-Mobile USA Inc., Senior Notes	6.500%	1/15/26	1,130,000	1,194,975
T-Mobile USA Inc., Senior Notes	4.750%	2/1/28	400,000	397,876
Total Wireless Telecommunication Services				11,125,891
Total Communication Services				41,821,885
Consumer Discretionary — 13.8%
Auto Components — 0.6%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	240,000	243,300
American Axle & Manufacturing Inc., Senior Notes	6.250%	4/1/25	149,000	143,599

See Notes to Financial Statements.

Western Asset High Yield Fund 2019 Annual Report	15

Schedule of investments (cont’d)

May 31, 2019

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Auto Components — continued
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	441,000	$418,398
Delphi Technologies PLC, Senior Notes	5.000%	10/1/25	360,000	306,900	(a)
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	390,000	399,750	(a)
Total Auto Components				1,511,947
Diversified Consumer Services — 2.2%
Carriage Services Inc., Senior Notes	6.625%	6/1/26	630,000	646,279	(a)
Frontdoor Inc., Senior Notes	6.750%	8/15/26	740,000	778,850	(a)
Prime Security Services Borrower LLC/ Prime Finance Inc., Secured Notes	9.250%	5/15/23	491,000	515,243	(a)
Prime Security Services Borrower LLC/ Prime Finance Inc., Senior Secured Notes	5.250%	4/15/24	240,000	236,107	(a)
Prime Security Services Borrower LLC/ Prime Finance Inc., Senior Secured Notes	5.750%	4/15/26	780,000	769,763	(a)
Service Corp. International, Senior Notes	5.375%	5/15/24	270,000	277,425
Service Corp. International, Senior Notes	7.500%	4/1/27	387,000	452,790
Service Corp. International, Senior Notes	5.125%	6/1/29	490,000	499,688
Weight Watchers International Inc., Senior Notes	8.625%	12/1/25	1,242,000	1,173,727	(a)
Total Diversified Consumer Services				5,349,872
Hotels, Restaurants & Leisure — 5.6%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	300,000	296,250	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.625%	1/15/22	380,000	380,950	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	877,000	869,326	(a)
Boyne USA Inc., Secured Notes	7.250%	5/1/25	270,000	292,950	(a)
Brinker International Inc., Senior Notes	5.000%	10/1/24	350,000	351,313	(a)
Golden Nugget Inc., Senior Notes	8.750%	10/1/25	600,000	605,250	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	50,000	50,313
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	1,220,000	1,231,639
International Game Technology PLC, Senior Secured Notes	6.250%	2/15/22	720,000	748,800	(a)

See Notes to Financial Statements.

16	Western Asset High Yield Fund 2019 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
International Game Technology PLC, Senior Secured Notes	6.500%	2/15/25	400,000	$423,000	(a)
MGM China Holdings Ltd., Senior Notes	5.375%	5/15/24	210,000	214,463	(a)
MGM China Holdings Ltd., Senior Notes	5.875%	5/15/26	760,000	775,200	(a)
MGM Resorts International, Senior Notes	7.750%	3/15/22	400,000	442,000
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	1,264,000	1,276,640	(a)
Sands China Ltd., Senior Notes	5.400%	8/8/28	320,000	335,515
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	1,032,000	1,086,180
Scientific Games International Inc., Senior Secured Notes	5.000%	10/15/25	590,000	579,899	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	542,000	583,327	(a)
Speedway Motorsports Inc., Senior Notes	5.125%	2/1/23	540,000	544,050
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	280,000	275,100	(a)
Twin River Worldwide Holdings Inc., Senior Notes	6.750%	6/1/27	280,000	284,858	(a)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	820,000	797,302	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	1,130,000	1,104,575	(a)
Total Hotels, Restaurants & Leisure				13,548,900
Household Durables — 2.0%
Century Communities Inc., Senior Notes	5.875%	7/15/25	1,090,000	1,068,200
Lennar Corp., Senior Notes	4.500%	4/30/24	310,000	313,875
Lennar Corp., Senior Notes	5.875%	11/15/24	460,000	489,900
Lennar Corp., Senior Notes	4.750%	11/29/27	1,180,000	1,194,750
TopBuild Corp., Senior Notes	5.625%	5/1/26	940,000	951,750	(a)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	60,000	60,150
William Lyon Homes Inc., Senior Notes	6.000%	9/1/23	400,000	398,000
William Lyon Homes Inc., Senior Notes	5.875%	1/31/25	430,000	414,950
Total Household Durables				4,891,575
Specialty Retail — 2.0%
Hertz Corp., Senior Notes	5.875%	10/15/20	950,000	945,844
L Brands Inc., Senior Notes	5.250%	2/1/28	1,530,000	1,371,262
Party City Holdings Inc., Senior Notes	6.625%	8/1/26	780,000	778,050	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2019 Annual Report	17

Schedule of investments (cont’d)

May 31, 2019

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	780,000	$772,200
ServiceMaster Co. LLC, Senior Notes	5.125%	11/15/24	870,000	872,175	(a)
Total Specialty Retail				4,739,531
Textiles, Apparel & Luxury Goods — 1.4%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	200,000	199,500	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	1,110,000	1,095,592	(a)
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	1,600,000	1,640,000
William Carter Co., Senior Notes	5.625%	3/15/27	400,000	410,000	(a)
Total Textiles, Apparel & Luxury Goods				3,345,092
Total Consumer Discretionary				33,386,917
Consumer Staples — 2.1%
Beverages — 0.3%
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	640,000	632,800	(a)
Food Products — 0.9%
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	1,280,000	1,289,600	(a)
Pilgrim’s Pride Corp., Senior Notes	5.875%	9/30/27	220,000	221,859	(a)
Simmons Foods Inc., Secured Notes	5.750%	11/1/24	660,000	594,000	(a)
Total Food Products				2,105,459
Household Products — 0.6%
Central Garden & Pet Co., Senior Notes	5.125%	2/1/28	660,000	635,250
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	330,000	339,075
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	560,000	571,172
Total Household Products				1,545,497
Tobacco — 0.3%
Altria Group Inc., Senior Notes	5.950%	2/14/49	430,000	470,468
Pyxus International Inc., Secured Notes	9.875%	7/15/21	70,000	59,675
Pyxus International Inc., Senior Secured Notes	8.500%	4/15/21	320,000	328,000	(a)
Total Tobacco				858,143
Total Consumer Staples				5,141,899
Energy — 13.3%
Energy Equipment & Services — 1.2%
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	950,000	726,750	(a)
Precision Drilling Corp., Senior Notes	7.125%	1/15/26	780,000	742,950	(a)
Pride International LLC, Senior Notes	7.875%	8/15/40	280,000	193,200

See Notes to Financial Statements.

18	Western Asset High Yield Fund 2019 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
Transocean Guardian Ltd., Senior Secured Notes	5.875%	1/15/24	425,250	$429,503	(a)
Transocean Inc., Senior Notes	9.000%	7/15/23	347,000	357,826	(a)
Transocean Inc., Senior Notes	7.250%	11/1/25	100,000	93,375	(a)
Transocean Inc., Senior Notes	7.500%	1/15/26	170,000	159,588	(a)
Transocean Inc., Senior Notes	6.800%	3/15/38	400,000	294,000
Total Energy Equipment & Services				2,997,192
Oil, Gas & Consumable Fuels — 12.1%
Berry Petroleum Co. Escrow	—	—	1,520,000	0	*(c)(d)(e)
Berry Petroleum Co. Escrow	—	—	1,580,000	0	*(c)(d)(e)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,250,000	1,250,000	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	650,000	656,500	(a)
Carrizo Oil & Gas Inc., Senior Notes	8.250%	7/15/25	290,000	284,200
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.875%	3/31/25	940,000	1,012,850
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	150,000	147,375
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	1,710,000	1,521,900
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	860,000	769,700	(a)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	840,000	869,400	(a)
Diamondback Energy Inc., Senior Notes	4.750%	11/1/24	290,000	296,163
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.500%	1/30/26	450,000	461,250	(a)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.750%	1/30/28	490,000	510,212	(a)
Extraction Oil & Gas Inc., Senior Notes	7.375%	5/15/24	710,000	614,150	(a)
Extraction Oil & Gas Inc., Senior Notes	5.625%	2/1/26	1,310,000	1,034,900	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	5.625%	6/15/24	800,000	756,000
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.500%	10/1/25	250,000	238,438
Indigo Natural Resources LLC, Senior Notes	6.875%	2/15/26	330,000	297,825	(a)
Magnum Hunter Resources Corp. Escrow	—	—	2,560,000	0	*(c)(d)(e)
MEG Energy Corp., Secured Notes	6.500%	1/15/25	150,000	144,893	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	480,000	425,400	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2019 Annual Report	19

Schedule of investments (cont’d)

May 31, 2019

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,250,000	$1,121,875	(a)
Montage Resources Corp., Senior Notes	8.875%	7/15/23	490,000	433,650
Murphy Oil USA Inc., Senior Notes	5.625%	5/1/27	500,000	515,000
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	1,340,000	1,367,068
NGPL PipeCo LLC, Senior Notes	4.375%	8/15/22	380,000	386,061	(a)
NGPL PipeCo LLC, Senior Notes	4.875%	8/15/27	450,000	464,062	(a)
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	580,000	719,200	(a)
Northern Oil and Gas Inc., Secured Notes (8.500% Cash and 1.000% PIK)	9.500%	5/15/23	1,376,357	1,424,529	(f)
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	1,081,000	1,040,462
Oasis Petroleum Inc., Senior Notes	6.250%	5/1/26	460,000	409,400	(a)
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	470,000	528,891
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	150,000	151,703
Range Resources Corp., Senior Notes	5.000%	3/15/23	680,000	637,500
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	570,000	631,708	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	880,000	953,084	(a)
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	1,070,000	995,100	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	490,000	482,650
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.875%	4/15/26	960,000	994,800
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.500%	7/15/27	130,000	135,714	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	180,000	192,263	(a)
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	640,000	648,000	(a)
TransMontaigne Partners LP/TLP Finance Corp., Senior Notes	6.125%	2/15/26	230,000	224,250
Transocean Pontus Ltd., Senior Secured Notes	6.125%	8/1/25	264,600	268,238	(a)

See Notes to Financial Statements.

20	Western Asset High Yield Fund 2019 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Whiting Petroleum Corp., Senior Notes	6.625%	1/15/26	600,000		$552,000
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	330,000		418,934
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	300,000		422,282
WPX Energy Inc., Senior Notes	6.000%	1/15/22	170,000		173,349
WPX Energy Inc., Senior Notes	8.250%	8/1/23	770,000		852,775
WPX Energy Inc., Senior Notes	5.750%	6/1/26	700,000		696,937
Total Oil, Gas & Consumable Fuels					29,132,641
Total Energy					32,129,833
Financials — 8.7%
Banks — 3.1%
Bank of America Corp., Junior Subordinated Notes (5.875% to 3/15/28 then 3 mo. USD LIBOR + 2.931%)	5.875%	3/15/28	350,000		361,695	(g)(h)
Barclays PLC, Junior Subordinated Notes (8.000% to 12/15/20 then EUR 5 year Swap Rate + 6.750%)	8.000%	12/15/20	520,000	EUR	619,944	(g)(h)
Barclays PLC, Junior Subordinated Notes (8.000% to 6/15/24 then 5 year Treasury Constant Maturity Rate + 5.672%)	8.000%	6/15/24	460,000		469,150	(g)(h)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year ICE Swap Rate + 5.150%)	7.375%	8/19/25	340,000		365,373	(a)(g)(h)
CIT Group Inc., Senior Notes	4.750%	2/16/24	690,000		710,346
CIT Group Inc., Senior Notes	5.250%	3/7/25	140,000		148,243
CIT Group Inc., Subordinated Notes	6.125%	3/9/28	200,000		219,860
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	500,000		558,650	(a)(g)(h)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	290,000		307,274	(a)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	740,000		741,584	(g)(h)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	690,000		654,394	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	200,000		190,198	(a)
Lions Gate Capital Holdings LLC, Senior Notes	5.875%	11/1/24	1,030,000		1,040,300	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2019 Annual Report	21

Schedule of investments (cont’d)

May 31, 2019

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	450,000	$501,184
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	590,000	583,402	(a)(h)
Total Banks				7,471,597
Capital Markets — 0.6%
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year ICE Swap Rate + 4.332%)	7.250%	9/12/25	200,000	204,175	(a)(g)(h)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year ICE Swap Rate + 4.600%)	7.500%	7/17/23	210,000	218,272	(a)(g)(h)
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	540,000	553,500
UBS Group Funding Switzerland AG, Senior Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	570,000	586,040	(a)(g)(h)
Total Capital Markets				1,561,987
Consumer Finance — 1.7%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	430,000	547,175
Ally Financial Inc., Subordinated Notes	5.750%	11/20/25	750,000	805,312
FirstCash Inc., Senior Notes	5.375%	6/1/24	640,000	649,600	(a)
Navient Corp., Senior Notes	5.875%	10/25/24	770,000	773,850
Navient Corp., Senior Notes	6.750%	6/25/25	1,000,000	1,016,250
Navient Corp., Senior Notes	6.750%	6/15/26	250,000	251,875
Total Consumer Finance				4,044,062
Diversified Financial Services — 2.1%
ASP AMC Merger Sub Inc., Senior Notes	8.000%	5/15/25	1,190,000	838,950	(a)
DAE Funding LLC, Senior Notes	4.500%	8/1/22	810,000	810,000	(a)
DAE Funding LLC, Senior Notes	5.750%	11/15/23	1,040,000	1,077,700	(a)
Hunt Cos. Inc., Senior Secured Notes	6.250%	2/15/26	290,000	270,063	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	260,000	263,554	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	1,800,000	1,889,208	(a)
Total Diversified Financial Services				5,149,475

See Notes to Financial Statements.

22	Western Asset High Yield Fund 2019 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — 0.3%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	5.500%	5/1/25	650,000	$662,025	(a)
Thrifts & Mortgage Finance — 0.9%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	790,000	784,233	(a)
Quicken Loans Inc., Senior Notes	5.250%	1/15/28	1,260,000	1,176,147	(a)
Radian Group Inc., Senior Notes	4.500%	10/1/24	190,000	190,000
Total Thrifts & Mortgage Finance				2,150,380
Total Financials				21,039,526
Health Care — 8.5%
Health Care Equipment & Supplies — 0.1%
Immucor Inc., Senior Notes	11.125%	2/15/22	300,000	304,500	(a)
Health Care Providers & Services — 5.8%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	270,000	253,125	(a)
BioScrip Inc., First Lien Notes ((Highest of Federal Funds Rate + 0.500%, Prime Rate and 1 mo. LIBOR (subject to 1.000% floor) + 1.000%) or 1 mo. LIBOR (subject to 1.000% floor) + 6.000%, or 1 mo. LIBOR (subject to 1.000% floor) + 7.000%)	9.500%	8/15/20	66,000	65,670	(d)(h)(i)
BioScrip Inc., First Lien Notes ((Highest of Federal Funds Rate + 0.500%, Prime Rate and 1 mo. LIBOR (subject to 1.000% floor) + 1.000%) or 1 mo. LIBOR (subject to 1.000% floor) + 6.000%, or 1 mo. LIBOR (subject to 1.000% floor) + 7.000%)	9.500%	6/30/22	662,000	691,790	(c)(d)(h)(i)
BioScrip Inc., Senior Notes	8.875%	2/15/21	590,000	591,475
Centene Corp., Senior Notes	5.375%	6/1/26	960,000	998,112	(a)
CHS/Community Health Systems Inc., Senior Secured Notes	8.000%	3/15/26	920,000	883,660	(a)
DaVita Inc., Senior Notes	5.000%	5/1/25	710,000	674,110
HCA Inc., Senior Notes	7.690%	6/15/25	1,035,000	1,177,312
HCA Inc., Senior Notes	5.625%	9/1/28	3,071,000	3,209,471
HCA Inc., Senior Notes	7.500%	11/6/33	250,000	285,000
HCA Inc., Senior Notes	7.500%	11/15/95	100,000	102,500
NVA Holdings Inc., Senior Notes	6.875%	4/1/26	730,000	715,400	(a)
Polaris Intermediate Corp., Senior Notes (8.500% PIK)	8.500%	12/1/22	780,000	769,275	(a)(f)

See Notes to Financial Statements.

Western Asset High Yield Fund 2019 Annual Report	23

Schedule of investments (cont’d)

May 31, 2019

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
RegionalCare Hospital Partners Holdings Inc., Senior Secured Notes	8.250%	5/1/23	780,000	$825,634	(a)
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., Senior Notes	9.750%	12/1/26	470,000	495,808	(a)
Tenet Healthcare Corp., Senior Notes	6.750%	6/15/23	1,770,000	1,767,787
Tenet Healthcare Corp., Senior Secured Notes	4.625%	7/15/24	400,000	398,580
Total Health Care Providers & Services				13,904,709
Pharmaceuticals — 2.6%
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	2,050,000	2,224,891	(a)
Bausch Health Cos. Inc., Senior Notes	9.000%	12/15/25	650,000	702,000	(a)
Bausch Health Cos. Inc., Senior Secured Notes	7.000%	3/15/24	910,000	952,656	(a)
Bausch Health Cos. Inc., Senior Secured Notes	5.500%	11/1/25	450,000	454,293	(a)
HLF Financing Sarl LLC/Herbalife International Inc., Senior Notes	7.250%	8/15/26	500,000	495,625	(a)
Par Pharmaceutical Inc., Senior Secured Notes	7.500%	4/1/27	400,000	388,000	(a)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	500,000	463,225
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	840,000	702,450
Total Pharmaceuticals				6,383,140
Total Health Care				20,592,349
Industrials — 6.8%
Aerospace & Defense — 0.6%
BBA US Holdings Inc., Senior Notes	5.375%	5/1/26	530,000	537,950	(a)
BWX Technologies Inc., Senior Notes	5.375%	7/15/26	860,000	881,500	(a)
Total Aerospace & Defense				1,419,450
Air Freight & Logistics — 0.6%
XPO CNW Inc., Senior Notes	6.700%	5/1/34	710,000	633,675
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	910,000	918,117	(a)
Total Air Freight & Logistics				1,551,792
Airlines — 0.3%
Continental Airlines Pass-Through Trust	8.388%	11/1/20	133	145

See Notes to Financial Statements.

24	Western Asset High Yield Fund 2019 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
United Airlines Pass-Through Trust	5.375%	8/15/21	29,348	$30,385
United Airlines Pass-Through Trust	4.750%	4/11/22	602,909	616,716
Total Airlines				647,246
Building Products — 0.5%
Builders FirstSource Inc., Senior Secured Notes	6.750%	6/1/27	180,000	182,700	(a)
Standard Industries Inc., Senior Notes	6.000%	10/15/25	260,000	269,420	(a)
Standard Industries Inc., Senior Notes	4.750%	1/15/28	670,000	642,362	(a)
Total Building Products				1,094,482
Commercial Services & Supplies — 2.8%
ADT Security Corp., Senior Secured Notes	6.250%	10/15/21	20,000	21,000
ADT Security Corp., Senior Secured Notes	4.125%	6/15/23	640,000	621,600
Brink’s Co., Senior Notes	4.625%	10/15/27	670,000	649,900	(a)
Covanta Holding Corp., Senior Notes	5.875%	7/1/25	720,000	738,000
GFL Environmental Inc., Senior Notes	5.375%	3/1/23	510,000	499,800	(a)
GFL Environmental Inc., Senior Notes	8.500%	5/1/27	530,000	542,201	(a)
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	70,000	71,750
United Rentals North America Inc., Senior Notes	4.625%	10/15/25	190,000	187,150
United Rentals North America Inc., Senior Notes	6.500%	12/15/26	1,100,000	1,168,750
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	600,000	606,750
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	860,000	836,006
United Rentals North America Inc., Senior Notes	5.250%	1/15/30	300,000	294,750
Waste Pro USA Inc., Senior Notes	5.500%	2/15/26	440,000	437,800	(a)
Total Commercial Services & Supplies				6,675,457
Machinery — 1.0%
Allison Transmission Inc., Senior Notes	5.000%	10/1/24	570,000	568,262	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	420,000	404,775	(a)
Cleaver-Brooks Inc., Senior Secured Notes	7.875%	3/1/23	570,000	548,625	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2019 Annual Report	25

Schedule of investments (cont’d)

May 31, 2019

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Machinery — continued
MAI Holdings Inc., Senior Secured Notes	9.500%	6/1/23	250,000	$162,500
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	809,000	798,887
Total Machinery				2,483,049
Marine — 0.4%
Navios Maritime Acquisition Corp./ Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,150,000	937,250	(a)
Road & Rail — 0.2%
Flexi-Van Leasing Inc., Secured Notes	10.000%	2/15/23	550,000	508,750	(a)
Trading Companies & Distributors — 0.4%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	400,000	352,000	(a)
Beacon Roofing Supply Inc., Senior Notes	4.875%	11/1/25	760,000	721,293	(a)
Total Trading Companies & Distributors				1,073,293
Total Industrials				16,390,769
Information Technology — 2.0%
Communications Equipment — 0.2%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	430,000	366,167	(a)
IT Services — 0.5%
First Data Corp., Secured Notes	5.750%	1/15/24	250,000	256,875	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	1,040,000	1,063,400	(a)
Total IT Services				1,320,275
Semiconductors & Semiconductor Equipment — 0.3%
Amkor Technology Inc., Senior Notes	6.625%	9/15/27	670,000	643,200	(a)
Software — 0.9%
ACI Worldwide Inc., Senior Notes	5.750%	8/15/26	150,000	154,688	(a)
CDK Global Inc., Senior Notes	5.875%	6/15/26	1,080,000	1,123,200
CDK Global Inc., Senior Notes	4.875%	6/1/27	250,000	245,937
j2 Cloud Services LLC/j2 Global Co-Obligor Inc., Senior Notes	6.000%	7/15/25	680,000	696,150	(a)
Total Software				2,219,975
Technology Hardware, Storage & Peripherals — 0.1%
Dell International LLC/EMC Corp., Senior Notes	5.875%	6/15/21	360,000	365,320	(a)
Total Information Technology				4,914,937
Materials — 9.6%
Chemicals — 1.2%
FXI Holdings Inc., Senior Secured Notes	7.875%	11/1/24	570,000	520,125	(a)

See Notes to Financial Statements.

26	Western Asset High Yield Fund 2019 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Chemicals — continued
Olin Corp., Senior Notes	5.000%	2/1/30	630,000	$608,737
Valvoline Inc., Senior Notes	5.500%	7/15/24	910,000	925,925
Valvoline Inc., Senior Notes	4.375%	8/15/25	800,000	774,000
Total Chemicals				2,828,787
Construction Materials — 0.8%
Summit Materials LLC/Summit Materials Finance Corp., Senior Notes	5.125%	6/1/25	310,000	305,350	(a)
Summit Materials LLC/Summit Materials Finance Corp., Senior Notes	6.500%	3/15/27	850,000	873,375	(a)
U.S. Concrete Inc., Senior Notes	6.375%	6/1/24	640,000	654,400
Total Construction Materials				1,833,125
Containers & Packaging — 2.5%
ARD Securities Finance SARL, Senior Secured Notes (8.750% PIK)	8.750%	1/31/23	723,892	698,556	(a)(f)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	6.000%	2/15/25	1,380,000	1,369,926	(a)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	300,000	300,375	(a)
Flex Acquisition Co. Inc., Senior Notes	7.875%	7/15/26	920,000	830,300	(a)
Greif Inc., Senior Notes	6.500%	3/1/27	1,030,000	1,037,725	(a)
Pactiv LLC, Senior Notes	8.375%	4/15/27	1,285,000	1,323,550
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, Senior Secured Notes	5.125%	7/15/23	480,000	480,696	(a)
Total Containers & Packaging				6,041,128
Metals & Mining — 4.6%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	410,000	420,250	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	1,230,000	1,294,575	(a)
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	1,280,000	1,289,600	(a)
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	210,000	192,413	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	1,800,000	1,615,500	(a)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	850,000	834,062
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	60,000	62,925
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	80,000	77,500

See Notes to Financial Statements.

Western Asset High Yield Fund 2019 Annual Report	27

Schedule of investments (cont’d)

May 31, 2019

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	2,650,000	$2,273,700
Hudbay Minerals Inc., Senior Notes	7.625%	1/15/25	1,760,000	1,755,600	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	13.250%	2/15/18	1,132,732	4,248	*(a)(j)
Murray Energy Corp., Secured Notes (9.000% Cash and 3.000% PIK)	12.000%	4/15/24	245,751	84,784	(a)(f)
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	340,000	266,050	(a)
Teck Resources Ltd., Senior Notes	6.000%	8/15/40	230,000	237,883
Teck Resources Ltd., Senior Notes	5.200%	3/1/42	860,000	830,400
Total Metals & Mining				11,239,490
Paper & Forest Products — 0.5%
Mercer International Inc., Senior Notes	6.500%	2/1/24	710,000	727,750
Mercer International Inc., Senior Notes	5.500%	1/15/26	580,000	574,055
Total Paper & Forest Products				1,301,805
Total Materials				23,244,335
Real Estate — 3.3%
Equity Real Estate Investment Trusts (REITs) — 2.3%
CoreCivic Inc., Senior Notes	5.000%	10/15/22	440,000	442,750
CoreCivic Inc., Senior Notes	4.625%	5/1/23	140,000	138,075
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.250%	6/1/25	600,000	616,500
GEO Group Inc., Senior Notes	6.000%	4/15/26	2,330,000	2,149,425
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., Senior Notes	5.625%	5/1/24	850,000	880,812
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., Senior Notes	4.500%	9/1/26	550,000	538,835
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.500%	5/1/24	300,000	306,375
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	250,000	252,963
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	290,000	287,100
Total Equity Real Estate Investment Trusts (REITs)				5,612,835
Real Estate Management & Development — 1.0%
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	1,500,000	1,496,250	(a)

See Notes to Financial Statements.

28	Western Asset High Yield Fund 2019 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate Management & Development — continued
Forestar Group Inc., Senior Notes	8.000%	4/15/24	770,000	$785,400	(a)
WeWork Cos. Inc., Senior Notes	7.875%	5/1/25	170,000	157,250	(a)
Total Real Estate Management & Development				2,438,900
Total Real Estate				8,051,735
Utilities — 0.5%
Electric Utilities — 0.2%
Talen Energy Supply LLC, Senior Notes	10.500%	1/15/26	400,000	401,000	(a)
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	630,000	612,675
Independent Power and Renewable Electricity Producers — 0.0%
NRG Energy Inc., Senior Notes	7.250%	5/15/26	30,000	32,475
Total Utilities				1,046,150
Total Corporate Bonds & Notes (Cost — $208,707,814)				207,760,335
Asset-Backed Securities — 5.7%
Anchorage Capital CLO 3-R Ltd., 2014-3RA E (3 mo. USD LIBOR + 5.500%)	8.082%	1/28/31	800,000	758,226	(a)(h)
Ares XLIV CLO Ltd., 2017-44A D (3 mo. USD LIBOR + 6.550%)	9.147%	10/15/29	700,000	699,908	(a)(h)
Avery Point VI CLO Ltd., 2015-6A E1 (3 mo. USD LIBOR + 5.500%)	8.065%	8/5/27	750,000	727,042	(a)(h)
BlueMountain CLO Ltd., 2012-2A ER2 (3 mo. USD LIBOR + 5.750%)	8.270%	11/20/28	350,000	339,510	(a)(h)
BlueMountain CLO Ltd., 2015-2A ER (3 mo. USD LIBOR + 5.200%)	7.801%	7/18/27	250,000	234,875	(a)(h)
California Street CLO IX LP, 2012-9A ER (3 mo. USD LIBOR + 7.180%)	9.781%	10/16/28	620,000	620,908	(a)(h)
Carlyle US CLO Ltd., 2017-2A C (3 mo. USD LIBOR + 3.700%)	6.292%	7/20/31	500,000	503,629	(a)(h)
Catskill Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.000%)	8.592%	4/20/29	400,000	393,266	(a)(h)
Cent CLO 24 Ltd., 2015-24A CR (3 mo. USD LIBOR + 3.150%)	5.747%	10/15/26	360,000	362,670	(a)(h)
Cook Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 5.400%)	7.988%	4/17/30	250,000	235,511	(a)(h)
Cumberland Park CLO Ltd., 2015-2A ER (3 mo. USD LIBOR + 5.650%)	8.242%	7/20/28	750,000	746,088	(a)(h)
CVP CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 2.650%)	5.242%	1/20/31	600,000	575,162	(a)(h)

See Notes to Financial Statements.

Western Asset High Yield Fund 2019 Annual Report	29

Schedule of investments (cont’d)

May 31, 2019

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Greenwood Park CLO Ltd., 2018-1A D (3 mo. USD LIBOR + 2.500%)	5.097%	4/15/31	350,000	$335,052	(a)(h)
Greywolf CLO IV Ltd., 2019-1A C (3 mo. USD LIBOR + 3.950%)	6.538%	4/17/30	370,000	369,923	(a)(h)
Jackson Mill CLO Ltd., 2015-1A DR (3 mo. USD LIBOR + 2.800%)	5.397%	4/15/27	600,000	598,554	(a)(h)
Jamestown CLO VIII Ltd., 2015-8A D2 (3 mo. USD LIBOR + 6.750%)	9.347%	1/15/28	500,000	500,417	(a)(h)
LCM XXII Ltd., 22A DR (3 mo. USD LIBOR + 5.500%)	8.092%	10/20/28	350,000	335,024	(a)(h)
Neuberger Berman CLO XVII Ltd., 2014-17A ER (3 mo. USD LIBOR + 6.550%)	9.142%	4/22/29	510,000	505,134	(a)(h)
Oaktree CLO Ltd., 2015-1A DR (3 mo. USD LIBOR + 5.200%)	7.792%	10/20/27	250,000	249,976	(a)(h)
Octagon Investment Partners XXIII Ltd., 2015-1A ER (3 mo. USD LIBOR + 5.750%)	8.347%	7/15/27	340,000	340,130	(a)(h)
OZLM XIX Ltd., 2017-19A C (3 mo. USD LIBOR + 3.100%)	5.697%	11/22/30	800,000	792,553	(a)(h)
Saranac CLO III Ltd., 2014-3A DR (3 mo. USD LIBOR + 3.250%)	5.857%	6/22/30	590,000	583,095	(a)(h)
Sound Point CLO III-R Ltd., 2013-2RA E (3 mo. USD LIBOR + 6.000%)	8.597%	4/15/29	500,000	485,927	(a)(h)
THL Credit Wind River CLO Ltd., 2016-1A ER (3 mo. USD LIBOR + 5.550%)	8.147%	7/15/28	750,000	733,876	(a)(h)
Treman Park CLO Ltd., 2015-1A ERR (3 mo. USD LIBOR + 5.500%)	8.092%	10/20/28	500,000	488,677	(a)(h)
Venture XVII CLO Ltd., 2014-17A DRR (3 mo. USD LIBOR + 2.820%)	5.417%	4/15/27	350,000	344,842	(a)(h)
Venture XVII CLO Ltd., 2014-17A ERR (3 mo. USD LIBOR + 5.740%)	8.337%	4/15/27	350,000	345,540	(a)(h)
Voya CLO Ltd., 2015-1A DR (3 mo. USD LIBOR + 5.650%)	8.251%	1/18/29	500,000	477,615	(a)(h)
Total Asset-Backed Securities (Cost — $13,679,529)				13,683,130
Senior Loans — 2.8%
Communication Services — 0.3%
Media — 0.3%
iHeartCommunications Inc., Term Loan	—	5/4/26	640,000	641,467	(k)

See Notes to Financial Statements.

30	Western Asset High Yield Fund 2019 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Discretionary — 0.7%
Auto Components — 0.3%
Panther BF Aggregator 2 LP, First Lien Initial Term Loan (1 mo. USD LIBOR + 3.500%)	5.929%	4/30/26	690,000	$685,969	(h)(l)(m)
Specialty Retail — 0.4%
PetSmart Inc., Term Loan B2 (1 mo. USD LIBOR + 4.250%)	6.720%	3/11/22	954,179	923,169	(h)(l)(m)
Textiles, Apparel & Luxury Goods — 0.0%
TOMS Shoes LLC, Initial Term Loan (3 mo. USD LIBOR + 5.500%)	8.080%	10/30/20	217,269	166,210	(d)(h)(l)(m)
Total Consumer Discretionary				1,775,348
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Permian Production Partners LLC, Initial Advances Term Loan (1 mo. USD LIBOR + 6.000%)	8.430%	5/20/24	500,500	465,465	(d)(h)(l)(m)
Health Care — 1.3%
Health Care Equipment & Supplies — 0.4%
Immucor Inc., Term Loan B3 (3 mo. USD LIBOR + 5.000%)	7.601%	6/15/21	376,082	375,376	(h)(l)(m)
Lantheus Medical Imaging Inc., 2017 Term Loan B (1 mo. USD LIBOR + 3.750%)	6.189%	6/30/22	558,600	562,441	(h)(l)(m)
Total Health Care Equipment & Supplies				937,817
Health Care Providers & Services — 0.5%
LifePoint Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 4.500%)	6.930%	11/16/25	289,275	289,004	(h)(l)(m)
Radnet Management Inc., First Lien Term Loan B1	6.110-8.000%	6/30/23	781,818	781,329	(h)(l)(m)
Total Health Care Providers & Services				1,070,333
Health Care Technology — 0.1%
AthenaHealth Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.500%)	6.951-7.045%	2/11/26	320,000	320,400	(h)(l)(m)
Pharmaceuticals — 0.3%
Beta Sub LLC, Term Loan	—	5/22/26	750,000	746,250	(d)(k)
Total Health Care				3,074,800
Industrials — 0.2%
Building Products — 0.2%
Ply Gem Midco Inc., Initial Term Loan (3 mo. USD LIBOR + 3.750%)	6.354%	4/12/25	565,725	557,239	(d)(h)(l)(m)

See Notes to Financial Statements.

Western Asset High Yield Fund 2019 Annual Report	31

Schedule of investments (cont’d)

May 31, 2019

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 0.1%
Electric Utilities — 0.1%
Panda Temple Power LLC, Second Lien Term Loan (1 mo. USD LIBOR + 8.000% PIK)	10.430%	2/7/23	372,735	$373,201	(f)(h)(l)(m)
Total Senior Loans (Cost — $6,858,829)				6,887,520
			Shares
Common Stocks — 1.8%
Communication Services — 0.0%
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			6	0	*(c)(d)(e)
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Bossier Escrow Shares			81,754	17,144	*(c)(d)
Energy — 1.6%
Energy Equipment & Services — 0.3%
Hercules Offshore Inc. (Escrow)			54,577	39,235	*(c)(d)
KCAD Holdings I Ltd.			424,046,710	695,013	*(c)(d)
Total Energy Equipment & Services				734,248
Oil, Gas & Consumable Fuels — 1.3%
Berry Petroleum Corp.			250,204	2,689,693
Montage Resources Corp.			38,435	300,177	*
MWO Holdings LLC			621	47,407	*(c)(d)
Total Oil, Gas & Consumable Fuels				3,037,277
Total Energy				3,771,525
Utilities — 0.2%
Electric Utilities — 0.2%
Panda Temple Power LLC			24,398	536,756	*(d)
Total Common Stocks (Cost — $13,237,162)				4,325,425

	Rate	Maturity Date	Face Amount†
Sovereign Bonds — 1.2%
Argentina — 0.5%
Argentine Republic Government International Bond, Senior Notes	6.875%	4/22/21	160,000	132,880
Argentine Republic Government International Bond, Senior Notes	5.625%	1/26/22	240,000	185,880

See Notes to Financial Statements.

32	Western Asset High Yield Fund 2019 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Argentina — continued
Argentine Republic Government International Bond, Senior Notes	7.500%	4/22/26	250,000		$187,906
Argentine Republic Government International Bond, Senior Notes	6.875%	1/26/27	330,000		238,301
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	680,000		476,857	(n)
Total Argentina					1,221,824
Ecuador — 0.2%
Ecuador Government International Bond, Senior Notes	7.875%	1/23/28	440,000		421,190	(a)
Mexico — 0.5%
Mexican Bonos, Bonds	6.500%	6/9/22	27,277,000	MXN	1,342,059
Total Sovereign Bonds (Cost — $4,350,268)					2,985,073
Convertible Bonds & Notes — 0.8%
Communication Services — 0.6%
Interactive Media & Services — 0.2%
Twitter Inc., Senior Notes	1.000%	9/15/21	370,000		354,495
Media — 0.4%
DISH Network Corp., Senior Notes	2.375%	3/15/24	410,000		357,238
DISH Network Corp., Senior Notes	3.375%	8/15/26	110,000		101,352
Liberty Media Corp., Senior Notes	2.125%	3/31/48	620,000		591,325	(a)
Total Media					1,049,915
Total Communication Services					1,404,410
Consumer Discretionary — 0.1%
Diversified Consumer Services — 0.1%
Chegg Inc., Senior Notes	0.125%	3/15/25	270,000		263,997	(a)
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Cheniere Energy Inc., Senior Notes	4.250%	3/15/45	150,000		116,250
Chesapeake Energy Corp., Senior Notes	5.500%	9/15/26	280,000		227,500
Total Energy					343,750
Total Convertible Bonds & Notes (Cost — $2,137,776)					2,012,157

			Shares
Preferred Stocks — 0.1%
Financials — 0.1%
Capital Markets — 0.1%
B. Riley Financial Inc. (Cost — $230,000)	6.875%		9,200		233,588

See Notes to Financial Statements.

Western Asset High Yield Fund 2019 Annual Report	33

Schedule of investments (cont’d)

May 31, 2019

Western Asset High Yield Fund

Security	Counterparty	Expiration Date	Contracts	Notional Amount†	Value
Purchased Options — 0.0%
OTC Purchased Options — 0.0%
SPDR S&P Oil & Gas Exploration & Production ETF, Put @ $28.00 (Cost — $17,423)	Barclays Bank PLC	6/21/19	133	340,613	$33,739	(c)
Total Investments before Short-Term Investments (Cost — $249,218,801)					237,920,967

		Rate		Shares
Short-Term Investments — 0.3%
Western Asset Government Cash Management Portfolio LLC (Cost — $701,771)		2.400%		701,771	701,771	(o)
Total Investments — 98.6% (Cost — $249,920,572)					238,622,738
Other Assets in Excess of Liabilities — 1.4%					3,315,670
Total Net Assets — 100.0%					$241,938,408

See Notes to Financial Statements.

34	Western Asset High Yield Fund 2019 Annual Report

Western Asset High Yield Fund

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	The coupon payment on these securities is currently in default as of May 31, 2019.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(d)	Security is valued using significant unobservable inputs (Note 1).

(e)	Value is less than $1.

(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(i)	Restricted security (Note 9).

(j)	The maturity principal is currently in default as of May 31, 2019.

(k)	All or a portion of this loan is unfunded as of May 31, 2019. The interest rate for fully unfunded term loans is to be determined.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	Interest rates disclosed represent the effective rates on collateralized and uncollateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(n)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(o)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer or a company which is under common ownership or control. At May 31, 2019, the total market value of investments in Affiliated Companies was $701,771 and the cost was $701,771 (Note 8).

Abbreviations used in this schedule:

CLO	— Collateral Loan Obligation

ETF	— Exchange-Traded Fund

EUR	— Euro

ICE	— Intercontinental Exchange

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

PIK	— Payment-In-Kind

SPDR	— Standard & Poor’s Depositary Receipts

USD	— United States Dollar

See Notes to Financial Statements.

Western Asset High Yield Fund 2019 Annual Report	35

Schedule of investments (cont’d)

May 31, 2019

Western Asset High Yield Fund

At May 31, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 5-Year Notes	205	9/19	$23,842,865	$24,060,274	$217,409

Contracts to Sell:
U.S. Treasury Long-Term Bonds	14	9/19	2,120,538	2,152,063	(31,525)
Net unrealized appreciation on open futures contracts					$185,884

At May 31, 2019, the Fund had the following open forward foreign currency contract:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	657,985	EUR	580,000	Barclays Bank PLC	7/17/19	$7,422

Abbreviations used in this table:

EUR	— Euro

USD	— United States Dollar

At May 31, 2019, the Fund had the following open swap contract:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at May 31, 2019[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Morgan Stanley & Co. Inc. (Ford Motor Co., 4.346%, due 12/8/26)	$1,460,000	12/20/23	2.157%	5.000% quarterly	$(168,525)	$(143,147)	$(25,378)

See Notes to Financial Statements.

36	Western Asset High Yield Fund 2019 Annual Report

Western Asset High Yield Fund

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

Western Asset High Yield Fund 2019 Annual Report	37

Statement of assets and liabilities

May 31, 2019

Assets:
Investments in unaffiliated securities, at value (Cost — $249,218,801)	$237,920,967
Investments in affiliated securities, at value (Cost — $701,771)	701,771
Cash	97,576
Foreign currency, at value (Cost — $434,246)	423,177
Interest receivable	3,568,352
Receivable for securities sold	495,178
Deposits with brokers for OTC derivatives	220,000
Receivable for Fund shares sold	128,607
Deposits with brokers for open futures contracts	127,315
Receivable from broker — variation margin on open futures contracts	85,498
Unrealized appreciation on forward foreign currency contracts	7,422
Prepaid expenses	51,322
Total Assets	243,827,185

Liabilities:
Payable for securities purchased	1,388,845
OTC swaps, at value (premiums received — $143,147)	168,525
Payable for Fund shares repurchased	111,223
Investment management fee payable	103,624
Distributions payable	41,418
Payable for open OTC swap contracts	14,803
Service and/or distribution fees payable	10,416
Directors’ fees payable	1,094
Accrued expenses	48,829
Total Liabilities	1,888,777
Total Net Assets	$241,938,408

Net Assets:
Par value (Note 7)	$30,832
Paid-in capital in excess of par value	293,804,734
Total distributable earnings (loss)	(51,897,158)
Total Net Assets	$241,938,408

See Notes to Financial Statements.

38	Western Asset High Yield Fund 2019 Annual Report

Net Assets:
Class A	$2,386,221
Class A2	$35,053,032
Class C	$2,319,601
Class R	$281,648
Class I	$84,953,144
Class IS	$116,944,762

Shares Outstanding:
Class A	304,092
Class A2	4,467,359
Class C	298,638
Class R	36,182
Class I	10,924,742
Class IS	14,801,112

Net Asset Value:
Class A (and redemption price)	$7.85
Class A2 (and redemption price)	$7.85
Class C*	$7.77
Class R (and redemption price)	$7.78
Class I (and redemption price)	$7.78
Class IS (and redemption price)	$7.90
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$8.20
Class A2 (based on maximum initial sales charge of 4.25%)	$8.20

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset High Yield Fund 2019 Annual Report	39

Statement of operations

For the Year Ended May 31, 2019

Investment Income:
Interest from unaffiliated investments	$14,544,872
Interest from affiliated investments	50,215
Dividends	261,732
Less: Foreign taxes withheld	(313)
Total Investment Income	14,856,506

Expenses:
Investment management fee (Note 2)	1,268,232
Registration fees	146,969
Service and/or distribution fees (Notes 2 and 5)	119,128
Fund accounting fees	67,679
Transfer agent fees (Note 5)	66,608
Audit and tax fees	63,181
Shareholder reports	25,010
Legal fees	7,163
Directors’ fees	6,910
Custody fees	5,025
Interest expense	4,739
Insurance	3,915
Commitment fees (Note 10)	1,903
Fees recaptured by investment manager (Note 2)	1,415
Miscellaneous expenses	8,109
Total Expenses	1,795,986
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(109,996)
Net Expenses	1,685,990
Net Investment Income	13,170,516

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(3,998,879)
Futures contracts	459,436
Written options	10,362
Swap contracts	121,913
Forward foreign currency contracts	82,934
Foreign currency transactions	(10,769)
Net Realized Loss	(3,335,003)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	588,890
Futures contracts	82,546
Swap contracts	(48,456)

See Notes to Financial Statements.

40	Western Asset High Yield Fund 2019 Annual Report

Forward foreign currency contracts	(32,819)
Foreign currencies	11,121
Change in Net Unrealized Appreciation (Depreciation)	601,282
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(2,733,721)
Increase in Net Assets From Operations	$10,436,795

See Notes to Financial Statements.

Western Asset High Yield Fund 2019 Annual Report	41

Statements of changes in net assets

For the Years Ended May 31,	2019	2018

Operations:
Net investment income	$13,170,516	$13,764,467
Net realized loss	(3,335,003)	(113,147)
Change in net unrealized appreciation (depreciation)	601,282	(5,268,973)
Increase in Net Assets From Operations	10,436,795	8,382,347

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(13,303,083)	(13,549,732)
Return of capital	(75,736)	—
Decrease in Net Assets From Distributions to Shareholders	(13,378,819)	(13,549,732)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	68,328,366	60,613,877
Reinvestment of distributions	12,932,462	13,103,994
Cost of shares repurchased	(86,655,089)	(73,615,622)
Increase (Decrease) in Net Assets From Fund Share Transactions	(5,394,261)	102,249
Decrease in Net Assets	(8,336,285)	(5,065,136)

Net Assets:
Beginning of year	250,274,693	255,339,829
End of year(b)	$241,938,408	$250,274,693

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed (Note 12). For the year ended May 31, 2018, distributions from net investment income were $13,549,732.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required (Note 12). For the year ended May 31, 2018, end of year net assets included undistributed net investment income of $(127,757).

See Notes to Financial Statements.

42	Western Asset High Yield Fund 2019 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$7.96	$8.13	$7.60	$8.60	$9.19

Income (loss) from operations:
Net investment income	0.43	0.44	0.47	0.50	0.52
Net realized and unrealized gain (loss)	(0.10)	(0.18)	0.50	(1.00)	(0.58)
Total income (loss) from operations	0.33	0.26	0.97	(0.50)	(0.06)

Less distributions from:
Net investment income	(0.44)	(0.43)	(0.42)	(0.50)	(0.53)
Return of capital	(0.00) [2]	—	(0.02)	—	—
Total distributions	(0.44)	(0.43)	(0.44)	(0.50)	(0.53)

Net asset value, end of year	$7.85	$7.96	$8.13	$7.60	$8.60
Total return[3]	4.25%	3.27%	13.07%	(5.63)%	(0.62)%[4]

Net assets, end of year (000s)	$2,386	$4,728	$6,137	$10,896	$6,453

Ratios to average net assets:
Gross expenses	1.06%[5]	1.00%	0.99%	0.96%	0.96%[5]
Net expenses[6]	0.99 [5,7]	0.99 [7]	0.99 [7]	0.96	0.96 [5]
Net investment income	5.43	5.43	5.96	6.58	5.96

Portfolio turnover rate	71%	68%	74%	71%	82%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.74% for the year ended May 31, 2015.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2019 Annual Report	43

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class A2 Shares[1]	2019	2018	2017	2016	2015[2]

Net asset value, beginning of year	$7.97	$8.14	$7.62	$8.63	$9.06

Income (loss) from operations:
Net investment income	0.43	0.44	0.47	0.51	0.43
Net realized and unrealized gain (loss)	(0.11)	(0.18)	0.50	(1.01)	(0.43)
Total income (loss) from operations	0.32	0.26	0.97	(0.50)	0.00	[3]

Less distributions from:
Net investment income	(0.44)	(0.43)	(0.43)	(0.51)	(0.43)
Return of capital	(0.00) [3]	—	(0.02)	—	—
Total distributions	(0.44)	(0.43)	(0.45)	(0.51)	(0.43)

Net asset value, end of year	$7.85	$7.97	$8.14	$7.62	$8.63
Total return[4]	4.16%	3.30%	12.97%	(5.70)%	0.06%[5]

Net assets, end of year (000s)	$35,053	$31,070	$27,875	$14,974	$8,777

Ratios to average net assets:
Gross expenses	1.00%	0.98%	0.96%	0.98%	0.92%[6]
Net expenses[7]	0.95 [8]	0.96 [8]	0.96	0.98	0.92	[6]
Net investment income	5.52	5.47	5.90	6.62	6.09	[6]

Portfolio turnover rate	71%	68%	74%	71%	82%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2014 (inception date) to May 31, 2015.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.05% for the period ended May 31, 2015.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	For the year ended May 31, 2015.

See Notes to Financial Statements.

44	Western Asset High Yield Fund 2019 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31:

Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$7.89	$8.06	$7.54	$8.53	$9.10

Income (loss) from operations:
Net investment income	0.37	0.38	0.41	0.44	0.45
Net realized and unrealized gain (loss)	(0.12)	(0.18)	0.49	(0.99)	(0.57)
Total income (loss) from operations	0.25	0.20	0.90	(0.55)	(0.12)

Less distributions from:
Net investment income	(0.37)	(0.37)	(0.36)	(0.44)	(0.45)
Return of capital	(0.00) [2]	—	(0.02)	—	—
Total distributions	(0.37)	(0.37)	(0.38)	(0.44)	(0.45)

Net asset value, end of year	$7.77	$7.89	$8.06	$7.54	$8.53
Total return[3]	3.33%	2.48%	12.18%	(6.32)%	(1.25)%[4]

Net assets, end of year (000s)	$2,320	$2,779	$3,791	$2,828	$2,667

Ratios to average net assets:
Gross expenses	1.80%[5]	1.75%	1.72%	1.76%[5]	1.81%[5]
Net expenses[6]	1.73 [5,7]	1.74 [7]	1.72	1.76 [5]	1.77 [5,7]
Net investment income	4.74	4.70	5.17	5.78	5.17

Portfolio turnover rate	71%	68%	74%	71%	82%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -1.25% for the year ended May 31, 2015.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2019 Annual Report	45

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class R Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$7.91	$8.08	$7.55	$8.54	$9.12

Income (loss) from operations:
Net investment income	0.40	0.41	0.45	0.48	0.49
Net realized and unrealized gain (loss)	(0.12)	(0.18)	0.50	(0.99)	(0.58)
Total income (loss) from operations	0.28	0.23	0.95	(0.51)	(0.09)

Less distributions from:
Net investment income	(0.41)	(0.40)	(0.40)	(0.48)	(0.49)
Return of capital	(0.00) [2]	—	(0.02)	—	—
Total distributions	(0.41)	(0.40)	(0.42)	(0.48)	(0.49)

Net asset value, end of year	$7.78	$7.91	$8.08	$7.55	$8.54
Total return[3]	3.64%	2.95%	12.80%	(6.01)%	(0.77)%[4]

Net assets, end of year (000s)	$282	$223	$187	$273	$372

Ratios to average net assets:
Gross expenses[5]	1.53%	1.50%	1.83%	1.53%	1.55%
Net expenses[5,6,7]	1.30	1.30	1.30	1.30	1.30
Net investment income	5.14	5.14	5.65	6.28	5.62

Portfolio turnover rate	71%	68%	74%	71%	82%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.89% for the year ended May 31, 2015 .

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferrred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

46	Western Asset High Yield Fund 2019 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$7.90	$8.07	$7.55	$8.54	$9.12

Income (loss) from operations:
Net investment income	0.45	0.46	0.50	0.52	0.55
Net realized and unrealized gain (loss)	(0.11)	(0.18)	0.49	(0.99)	(0.58)
Total income (loss) from operations	0.34	0.28	0.99	(0.47)	(0.03)

Less distributions from:
Net investment income	(0.46)	(0.45)	(0.45)	(0.52)	(0.55)
Return of capital	(0.00) [2]	—	(0.02)	—	—
Total distributions	(0.46)	(0.45)	(0.47)	(0.52)	(0.55)

Net asset value, end of year	$7.78	$7.90	$8.07	$7.55	$8.54
Total return[3]	4.40%	3.53%	13.33%	(5.35)%	(0.28)%[4]

Net assets, end of year (000s)	$84,953	$106,298	$102,389	$105,119	$221,201

Ratios to average net assets:
Gross expenses	0.75%	0.74%	0.70%	0.72%	0.68%
Net expenses	0.70 [5]	0.72 [5]	0.70	0.72	0.68
Net investment income	5.74	5.70	6.26	6.83	6.20

Portfolio turnover rate	71%	68%	74%	71%	82%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.40% for the year ended May 31, 2015.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2019 Annual Report	47

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31:
Class IS Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$8.03	$8.20	$7.67	$8.68	$9.27

Income (loss) from operations:
Net investment income	0.46	0.47	0.51	0.54	0.55
Net realized and unrealized gain (loss)	(0.12)	(0.18)	0.50	(1.01)	(0.58)
Total income (loss) from operations	0.34	0.29	1.01	(0.47)	(0.03)

Less distributions from:
Net investment income	(0.47)	(0.46)	(0.46)	(0.54)	(0.56)
Return of capital	(0.00) [2]	—	(0.02)	—	—
Total distributions	(0.47)	(0.46)	(0.48)	(0.54)	(0.56)

Net asset value, end of year	$7.90	$8.03	$8.20	$7.67	$8.68
Total return[3]	4.35%	3.65%	13.41%	(5.32)%	(0.23)%[4]

Net assets, end of year (millions)	$117	$105	$115	$168	$155

Ratios to average net assets:
Gross expenses	0.70%[5]	0.68%	0.65%	0.64%	0.63%[5]
Net expenses[6]	0.65 [5,7]	0.66 [7]	0.65	0.64	0.63 [5]
Net investment income	5.79	5.77	6.32	6.89	6.29

Portfolio turnover rate	71%	68%	74%	71%	82%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.23% for the year ended May 31, 2015.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

48	Western Asset High Yield Fund 2019 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Yield Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence

Western Asset High Yield Fund 2019 Annual Report	49

Notes to financial statements (cont’d)

reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

50	Western Asset High Yield Fund 2019 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Energy	—	$32,129,833	$0	*	$32,129,833
Health care	—	19,834,889	757,460		20,592,349
Other corporate bonds & notes	—	155,038,153	—		155,038,153
Asset-backed securities	—	13,683,130	—		13,683,130
Senior loans:
Consumer discretionary	—	1,609,138	166,210		1,775,348
Energy	—	—	465,465		465,465
Health care	—	2,328,550	746,250		3,074,800
Industrials	—	—	557,239		557,239
Other senior loans	—	1,014,668	—		1,014,668
Common stocks:
Communication services	—	—	0	*	0	*
Consumer discretionary	—	—	17,144		17,144
Energy	$2,989,870	—	781,655		3,771,525
Utilities	—	—	536,756		536,756
Sovereign bonds	—	2,985,073	—		2,985,073
Convertible bonds & notes	—	2,012,157	—		2,012,157
Preferred stocks	233,588	—	—		233,588
Purchased options	—	33,739	—		33,739
Total long-term investments	3,223,458	230,669,330	4,028,179		237,920,967
Short-term investments†	—	701,771	—		701,771
Total investments	$3,223,458	$231,371,101	$4,028,179		$238,622,738
Other financial instruments:
Futures contracts	$217,409	—	—		$217,409
Forward foreign currency contracts	—	$7,422	—		7,422
Total other financial instruments	$217,409	$7,422	—		$224,831
Total	$3,440,867	$231,378,523	$4,028,179		$238,847,569

Western Asset High Yield Fund 2019 Annual Report	51

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$31,525	—	—	$31,525
OTC credit default swaps on corporate issues — buy protection‡	—	$168,525	—	168,525
Total	$31,525	$168,525	—	$200,050

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of May 31, 2018		Accrued premiums/ discounts	Realized gain (loss)[1]	Change in unrealized appreciation (depreciation)[2]	Purchases
Corporate bonds & notes:
Consumer discretionary	$1,301,157		—	—	—	$144,169
Energy	0	*	—	—	—	—
Health care	691,790		$1,201	—	$(871)	65,340
Senior loans:
Consumer discretionary	610,050		285	$(163,929)	217,219	—
Energy	584,814		1,476	1,543	(23,558)	—
Health care	1,403,757		559	102	(6,523)	742,500
Industrials	—		—	—	—	—
Common stocks:
Communication services	429,087		—	—	(429,087)	—
Consumer discretionary	1,832,107		—	865,256	(1,651,455)	—
Energy	3,419,781		—	1	307,333	—
Industrials	272,779		—	(540,303)	268,108	—
Utilities	542,855		—	—	(6,099)	—
Preferred stocks:
Industrials	280,357		—	(2,133,771)	1,862,183	—
OTC total return swaps	22,102		—	81,859	(22,102)	—
Total	$11,390,636		$3,521	$(1,889,242)	$515,148	$952,009

52	Western Asset High Yield Fund 2019 Annual Report

Investments in Securities (cont’d)	Sales	Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of May 31, 2019		Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2019[2]
Corporate bonds & notes:
Consumer discretionary	$(1,445,326)	—	—	—		—
Energy	—	—	—	$0	*	—
Health care	—	—	—	757,460		$(871)
Senior loans:
Consumer discretionary	(663,625)	$166,210	—	166,210		—
Energy	(98,810)	—	—	465,465		(34,242)
Health care	(50,375)	—	$(1,343,770)	746,250		3,750
Industrials	—	557,239	—	557,239		—
Common stocks:
Communication services	—	—	—	0	*	(429,087)
Consumer discretionary	(1,028,764)	—	—	17,144		17,144
Energy	(2,945,460)	—	—	781,655		(1,495,190)
Industrials	(584)	—	—	—		—
Utilities	—	—	—	536,756		(6,099)
Preferred stocks:
Industrials	(8,769)	—	—	—		—
OTC total return swaps	(81,859)	—	—	—		—
Total	$(6,323,572)	$723,449	$(1,343,770)	$4,028,179		$(1,944,595)

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in unaffiliated securities and swap contracts in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

Western Asset High Yield Fund 2019 Annual Report	53

Notes to financial statements (cont’d)

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

54	Western Asset High Yield Fund 2019 Annual Report

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Western Asset High Yield Fund 2019 Annual Report	55

Notes to financial statements (cont’d)

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2019, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended May 31, 2019, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional

56	Western Asset High Yield Fund 2019 Annual Report

amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(g) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

Western Asset High Yield Fund 2019 Annual Report	57

Notes to financial statements (cont’d)

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At May 31, 2019, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market

58	Western Asset High Yield Fund 2019 Annual Report

risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

Western Asset High Yield Fund 2019 Annual Report	59

Notes to financial statements (cont’d)

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of May 31, 2019, the Fund held OTC credit default swaps with credit related contingent features which had a liability position of $168,525. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of May 31, 2019, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $220,000, which could be used to reduce the required payment.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

60	Western Asset High Yield Fund 2019 Annual Report

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. For their services, LMPFA pays Western Asset and Western Asset Limited monthly all of the management fee that it receives from the Fund.

Western Asset High Yield Fund 2019 Annual Report	61

Notes to financial statements (cont’d)

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class R and Class IS shares did not exceed 1.05%, 1.25%, 1.80%, 1.30% and 0.65%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

During the year ended May 31, 2019, fees waived and/or expenses reimbursed amounted to $109,996.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2019, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class R	Class I	Class IS
Expires May 31, 2020	—	$4,875	—	$370	$15,191	$22,464
Expires May 31, 2021	$2,968	15,322	$1,769	566	38,518	50,853
Total fee waivers/expense reimbursements subject to recapture	$2,968	$20,197	$1,769	$936	$53,709	$73,317

For the year ended May 31, 2019, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

	Class A	Class C	Class R	Class IS
LMPFA recaptured	$763	$594	$16	$42

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

62	Western Asset High Yield Fund 2019 Annual Report

For the year ended May 31, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2
Sales charges	$197	$19,882
CDSCs	4,963	264

As of May 31, 2019, Legg Mason and its affiliates owned 28% of the Fund.

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended May 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$159,591,963
Sales	158,350,352

At May 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$250,181,948	$4,472,767	$(16,031,977)	$(11,559,210)
Swap contracts	(143,147)	—	(25,378)	(25,378)
Futures contracts	—	217,409	(31,525)	185,884
Forward foreign currency contracts	—	7,422	—	7,422

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2019.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Total
Purchased options[2]	—	—	$33,739	$33,739
Futures contracts[3]	$217,409	—	—	217,409
Forward foreign currency contracts	—	$7,422	—	7,422
Total	$217,409	$7,422	$33,739	$258,570

Western Asset High Yield Fund 2019 Annual Report	63

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Futures contracts[3]	$31,525	—	$31,525
OTC swap contracts[4]	—	$168,525	168,525
Total	$31,525	$168,525	$200,050

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	—	—	$(10,362)	$332,034	$321,672
Written options	—	—	10,362	—	10,362
Futures contracts	$459,436	—	—	—	459,436
Swap contracts	—	—	(9,666)	131,579	121,913
Forward foreign currency contracts	—	$82,934	—	—	82,934
Total	$459,436	$82,934	$(9,666)	$463,613	$996,317

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	—	—	—	$16,316	$16,316
Futures contracts	$82,546	—	—	—	82,546
Swap contracts	—	—	$(26,354)	(22,102)	(48,456)
Forward foreign currency contracts	—	$(32,819)	—	—	(32,819)
Total	$82,546	$(32,819)	$(26,354)	$(5,786)	$17,587

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

64	Western Asset High Yield Fund 2019 Annual Report

During the year ended May 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$59,856
Written options†	186
Futures contracts (to buy)	23,414,105
Futures contracts (to sell)	2,213,904
Forward foreign currency contracts (to sell)	407,138

Average Notional Balance
Credit default swap contracts (to buy protection)	$1,595,923
Credit default swap contracts (to sell protection)†	588,462
Total return swap contracts†	197,980

†	At May 31, 2019, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of May 31, 2019.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4]
Barclays Bank PLC	$41,161	—	$41,161	—	$41,161
Morgan Stanley & Co. Inc.	—	$(168,525)	(168,525)	$168,525	—
Total	$41,161	$(168,525)	$(127,364)	$168,525	$41,161

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not off-set in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

Western Asset High Yield Fund 2019 Annual Report	65

Notes to financial statements (cont’d)

For the year ended May 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$10,995	$4,254
Class A2	81,485	15,538
Class C	25,377	2,021
Class R	1,271	809
Class I	—	42,911
Class IS	—	1,075
Total	$119,128	$66,608

For the year ended May 31, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$2,968
Class A2	15,322
Class C	1,769
Class R	566
Class I	38,518
Class IS	50,853
Total	$109,996

6. Distributions to shareholders by class

	Year Ended May 31, 2019	Year Ended May 31, 2018
Net Investment Income:
Class A	$238,196	$252,322
Class A2	1,823,008	1,629,996
Class C	121,609	162,487
Class R	13,314	10,759
Class I	4,804,663	5,283,007
Class IS	6,302,293	6,211,161
Total	$13,303,083	$13,549,732

Return of Capital:
Class A	$1,410	—
Class A2	10,243	—
Class C	620	—
Class R	68	—
Class I	26,278	—
Class IS	37,117	—
Total	$75,736	—

66	Western Asset High Yield Fund 2019 Annual Report

7. Capital Shares

At May 31, 2019, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended May 31, 2019		Year Ended May 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	669,169	$5,213,348	739,801	$5,963,004
Shares issued on reinvestment	27,067	213,324	27,652	223,590
Shares repurchased	(986,414)	(7,782,941)	(928,418)	(7,502,719)
Net decrease	(290,178)	$(2,356,269)	(160,965)	$(1,316,125)

Class A2
Shares sold	935,127	$7,394,580	780,734	$6,333,579
Shares issued on reinvestment	233,461	1,833,251	201,409	1,629,991
Shares repurchased	(598,490)	(4,718,058)	(507,543)	(4,100,955)
Net increase	570,098	$4,509,773	474,600	$3,862,615

Class C
Shares sold	32,060	$245,418	37,063	$298,015
Shares issued on reinvestment	13,172	102,348	17,189	137,813
Shares repurchased	(98,798)	(763,762)	(172,461)	(1,371,578)
Net decrease	(53,566)	$(415,996)	(118,209)	$(935,750)

Class R
Shares sold	10,141	$79,544	11,126	$89,581
Shares issued on reinvestment	949	7,391	648	5,200
Shares repurchased	(3,048)	(23,668)	(6,784)	(54,221)
Net increase	8,042	$63,267	4,990	$40,560

Class I
Shares sold	3,944,391	$30,738,829	5,042,208	$40,261,614
Shares issued on reinvestment	568,772	4,436,741	614,442	4,929,226
Shares repurchased	(7,045,232)	(55,580,645)	(4,887,210)	(39,292,047)
Net increase (decrease)	(2,532,069)	$(20,405,075)	769,440	$5,898,793

Class IS
Shares sold	3,129,379	$24,656,647	939,269	$7,668,084
Shares issued on reinvestment	801,100	6,339,407	757,805	6,178,174
Shares repurchased	(2,232,310)	(17,786,015)	(2,612,825)	(21,294,102)
Net increase (decrease)	1,698,169	$13,210,039	(915,751)	$(7,447,844)

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg

Western Asset High Yield Fund 2019 Annual Report	67

Notes to financial statements (cont’d)

Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended May 31, 2019. The following transactions were effected in shares of such companies for the year ended May 31, 2019.

	Affiliate Value at May 31, 2018	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$67,150,975	67,150,975	$66,449,204	66,449,204

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2019
Western Asset Government Cash Management Portfolio LLC	—	$50,215	—	$701,771

9. Restricted securities

The following Fund investments are restricted as to resale.

Security	Face Amount	Acquisition Date	Cost	Value at 5/31/2019		Value Per Unit	Percent of Net Assets
BioScrip Inc., First Lien Notes, 9.500%, due 6/30/22	$662,000	6/17	$657,593	$691,790	(a)	$104.50	0.29%
BioScrip Inc., First Lien Notes, 9.500%, due 8/15/20	$66,000	5/19	65,340	65,670		99.50	0.03
			$722,933	$757,460			0.32%

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Directors.

10. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 18, 2019. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all

68	Western Asset High Yield Fund 2019 Annual Report

Participating Funds pro rata based on net assets. For the year ended May 31, 2019, the Fund incurred a commitment fee in the amount of $1,903. The Fund did not utilize the Redemption Facility during the year ended May 31, 2019.

11. Income taxes

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$13,303,083	$13,549,732
Tax return of capital	75,736	—
Total distributions paid	$13,378,819	$13,549,732

As of May 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(40,176,086)
Other book/tax temporary differences(a)	(317,821)
Unrealized appreciation (depreciation)(b)	(11,403,251)
Total accumulated earnings (losses) — net	$(51,897,158)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the difference between cash and accrual basis distributions paid, the realization for tax purposes on unrealized gains (losses) on certain futures and forwards contracts, book/tax differences in the accrual of interest income on securities in default, and book/tax difference in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax differences from partnership investments.

12. Recent accounting pronouncements

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13

Western Asset High Yield Fund 2019 Annual Report	69

Notes to financial statements (cont’d)

would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

70	Western Asset High Yield Fund 2019 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset High Yield Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian, agent banks, brokers and transfer agent of the investee fund; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

July 18, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

Western Asset High Yield Fund 2019 Annual Report	71

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Yield Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†

Robert Abeles, Jr.

Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Anita L. DeFrantz

Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Avedick B. Poladian

Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

72	Western Asset High Yield Fund 2019 Annual Report

Independent Directors† (cont’d)

William E. B. Siart

Year of birth	1946
Position(s) held with Fund	Director and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2018)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Director of Pacific Premier Bancorp Inc. (“PPBI”) (a publicly traded bank) (since 2019); Director of Pacific Premier Bank (a wholly-owned bank subsidiary of PPBI) (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Interested Director

Ronald L. Olson[4]

Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Berkshire Hathaway, Inc.; formerly, Graham Holdings Company (formerly, The Washington Post Company) (2003 to 2017)

Western Asset High Yield Fund 2019 Annual Report	73

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5]

Jane Trust, CFA Legg Mason 100 International Drive, 11th Floor, Baltimore, MD 21202

Year of birth	1962
Position(s) held with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 132 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) held with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during the past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202

Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

74	Western Asset High Yield Fund 2019 Annual Report

Officers[5] (cont’d)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of Birth	1962
Position(s) held with Fund	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAsset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Western Asset High Yield Fund 2019 Annual Report	75

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] (cont’d)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) held with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 7 funds of the Corporation, each Director also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

76	Western Asset High Yield Fund 2019 Annual Report

Important tax information (unaudited)

The following information with respect to the distributions paid during the taxable year ended May 31, 2019:

Record date:	Daily	Daily
Payable date:	June 2018 to December 2018	January 2019 to May 2019
Tax Return of Capital	—	1.36%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset High Yield Fund 2019 Annual Report	77

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Western Asset

High Yield Fund

Directors

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Transfer Agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

The Bank of New York Mellon

Independent registered public accounting firm

Pricewaterhouse Coopers LLP

Baltimore, MD

Western Asset High Yield Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset High Yield Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset High Yield Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing

. www.leggmason.com

© 2019 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and credit worthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013141 7/19 SR19-3661

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2018 and May 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $254,060 in May 31, 2018 and in $228,275 in May 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2018 and $9,000 in May 31, 2019.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $18,952 in May 31, 2018 and $0 in May 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in May 31, 2018 and $0 in May 31, 2019, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2018 and May 31, 2019; Tax Fees were 100% and 100% for May 31, 2018 and May 31, 2019; and Other Fees were 100% and 100% for May 31, 2018 and May 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $562,403 in May 31, 2018 and $678,000 in May 31, 2019.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr
Anita L. DeFrantz
Ronald L. Olson
Avedick B. Poladian
William E.B. Siart
Jaynie M. Studenmund

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer
Date: July 24, 2019
By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Date: July 24, 2019